Exhibit 10.3.12
Execution Version
WAIVER AGREEMENT TO
NOTE AND EQUITY PURCHASE AGREEMENT
     THIS WAIVER AGREEMENT TO NOTE AND EQUITY PURCHASE AGREEMENT (this “Waiver”) is made and entered into as of September 17, 2009 by and among IST ACQUISITIONS, LLC, a Delaware limited liability company (“Parent”), MIRION TECHNOLOGIES (IST) CORPORATION (fka IMAGING AND SENSING TECHNOLOGY CORPORATION), a New York corporation (“Borrower”), MIRION TECHNOLOGIES (CONAX NUCLEAR), INC. (fka IST CONAX NUCLEAR, INC.), a New York corporation, and IST INSTRUMENTS, INC., a New York corporation (each a “Subsidiary” and collectively the “Subsidiaries” and together with Borrower and Parent, the “Loan Parties”), the securities purchasers that are now and hereafter at any time parties thereto, the securities purchasers that are now and hereafter at any time parties hereto and are listed in Annex A attached hereto (or any amendment or supplement thereto) (each a “Purchaser” and collectively, “Purchasers”), and AMERICAN CAPITAL FINANCIAL SERVICES, INC., a Delaware corporation (“ACFS”), as administrative and collateral agent for Purchasers (in such capacity “Agent”).
RECITALS
     WHEREAS, the Loan Parties, Agent and the Purchasers are parties to that certain Amended and Restated Note and Equity Purchase Agreement, dated as of October 29, 2004 (as amended from time to time, the “Purchase Agreement”), pursuant to which the Purchasers purchased Notes issued by the Loan Parties;
     WHEREAS, Imaging and Sensing Technology International Corp., a New York corporation and Quadtek, Inc., a Washington corporation, formerly parties to the Purchase Agreement as amended, have been dissolved;
     WHEREAS, Agent and the Purchasers have previously entered into waivers regarding obligations and covenants contained in the Purchase Agreement, for the period commencing on June 30, 2006 and ending July 1, 2009;
     WHEREAS, Agent and the Purchasers now desire to waive the Loan Parties’ non-financial obligations and covenants contained in the Purchase Agreement for the period commencing on July 1, 2009 and ending July 1, 2010;
     WHEREAS, the Agent and the Purchasers have granted the prior waivers and desire to grant the current Waiver, solely for the avoidance of doubt and confirmation to the Loan Parties’ auditors and not for the purposes of implying that the Loan Parties are, or have been, in default or breach of the Purchase Agreement;
     NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth, and intending to be legally bound hereby, covenant and agree as follow:

ARTICLE 1
WAIVERS TO PURCHASE AGREEMENT
     1.1 Waiver of Non-Financial Covenants. The Purchasers hereby waive the Loan Parties’ obligations and the Purchasers’ rights with respect to all non-financial covenants under the Purchase Agreement, including without limitation the provisions contained in Sections 7.1 and 7.2, for the period commencing on July 1, 2009 and ending upon July 1, 2010, and the Purchasers hereby waive any related rights to the extent such acts have constituted, or will constitute, an Event of Default.
ARTICLE 2
EFFECT OF WAIVER
     2.1 No Waiver or Novation. Except for the waivers contemplated by this Waiver, the execution, delivery and effectiveness of this Waiver shall not (i) operate as a waiver of any future Event of Default, right, power or remedy of the Purchasers, whether created by contract, at law or in equity, (ii) constitute a waiver of, or consent to and departure from, any provision of the Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith (the “Note Documents”), or (iii) be construed and/or deemed to be a satisfaction, novation, cure, modification, amendment or release of the Notes, the Purchase Agreement or the other Note Documents.
     2.2 Ratification. Except as expressly modified hereby, the Purchase Agreement and all other Note Documents, shall remain in full force and effect, and are hereby ratified and confirmed.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
     3.1 Representations and Warranties. The Loan Parties, jointly and severally, represent and warrant to Agent and the Purchasers that (a) they have full power and authority to execute and deliver this Waiver and to perform their obligations hereunder, (b) upon the execution and delivery hereof, this Waiver will be valid, binding and enforceable against the Loan Parties in accordance with its terms and (c) such Loan Party has no defense, counterclaim or offset with respect to the Agreement or the Notes.
ARTICLE 4
CONDITIONS PRECEDENT
     4.1 Conditions Precedent. The effectiveness of this Waiver is subject to Agent’s receipt from the Loan Parties, on or before the date hereof, of an original of this Waiver, duly executed, and delivered in a manner satisfactory to Agent.

ARTICLE 5
AGENT FEES
     5.1 Agent’s Fees and Expenses. The Loan Parties shall pay or cause to be paid to Agent or its designee a fee in the amount of $3,000 in consideration for the negotiation of the Waiver.
ARTICLE 6
MISCELLANEOUS
     6.1 Affirmations. The Loan Parties hereby: (i) affirm all the provisions of the Purchase Agreement, as modified by this Waiver, and all the provisions of each of the other Transaction Documents, (ii) agree that the terms and conditions of the Purchase Agreement, as modified by this Waiver, and all other Transaction Documents, as modified by the Waiver, shall continue in full force and effect, and (iii) affirm that except as specifically referenced herein, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of ACFS or the Purchasers, nor constitute a waiver of any provision of the Agreement or any documents and instruments delivered pursuant to or in connection therewith.
     6.2 Governing Law. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws.
     6.3 Further Assurances. The parties hereto shall, at any time and from time to time following the execution of this Waiver, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Waiver.
     6.4 Headings. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.
     6.5 Counterparts. This Waiver may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.
     6.6 Severability. Whenever possible, each provision of this Waiver shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Waiver is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Waiver.
     6.7 Facsimile Signatures. This Waiver may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

     6.8 Integration. This Waiver, the Purchase Agreement and the other Transaction Documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.
     6.9 Defined Terms. Capitalized terms used in this Waiver and not otherwise defined herein shall have the meaning ascribed to such terms in the Purchase Agreement.
     6.10 No Third Party Beneficiaries. The terms and provisions of this Waiver shall be for the sole benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Waiver.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Waiver as of the day and year first above written.

LOAN PARTIES: IST ACQUISITIONS, LLC By its sole member Mirion Technologies, Inc.
By:	/s/ Thomas Logan
	Name:	Thomas D. Logan
	Title:	Chief Executive Officer

MIRION TECHNOLOGIES (IST) CORPORATION
By:	/s/ Seth B. Rosen
	Name:	Seth B. Rosen
	Title:	Secretary

MIRION TECHNOLOGIES (CONAX NUCLEAR), INC.
By:	/s/ Seth B. Rosen
	Name:	Seth B. Rosen
	Title:	Secretary

IST INSTRUMENTS, INC.
By:	/s/ Thomas Logan
	Name:	Thomas D. Logan
	Title:	Chief Executive Officer

[Signature Page 1 of 2 to IST Waiver]

AGENT: AMERICAN CAPITAL FINANCIAL SERVICES, INC.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Vice President

PURCHASERS: AMERICAN CAPITAL, LTD.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

ACAS BUSINESS LOAN TRUST 2005-1 By: AMERICAN CAPITAL, LTD., as Servicer
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

ACAS BUSINESS LOAN TRUST 2006-1 By: AMERICAN CAPITAL, LTD., as Servicer
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

ACAS BUSINESS LOAN TRUST 2007-1 By: AMERICAN CAPITAL, LTD., as Servicer
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

[Signature Page 2 of 2 to IST Waiver]

ANNEX A
INFORMATION RELATING TO PURCHASERS
Name and Address of Purchasers
AMERICAN CAPITAL, LTD.
2 Bethesda Metro Center
14th Floor
Bethesda, MD 20814
ACAS BUSINESS LOAN TRUST 2005-1
ACAS BUSINESS LOAN TRUST 2006-1
ACAS BUSINESS LOAN TRUST 2007-1
c/o American Capital, Ltd., as Servicer
2 Bethesda Metro Center
14th Floor
Bethesda, MD 20814